UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 24, 2003

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-72574	56-1574463
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

1801 Douglas Drive

Sanford, North Carolina

27330-1410

(Address of principal executive offices)

(919) 774-6700

Registrant’s telephone number, including area code:

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Document

99.1	Press Release issued on July 24, 2003.

Item 12.	Disclosure of Results of Operations and Financial Condition

On July 24, 2003, the Company issued a press release announcing results for the period ended June 26, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

* Pursuant to General Instruction B.6 of Current Report on Form 8-K, the information in this Item 12 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 12 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY , INC .

By:	/s/ DANIEL J. KELLY
Daniel J. Kelly
Vice President, Finance, Chief Financial Officer and Assistant Secretary
(Authorized Officer and Principal Financial Officer)

Date: July 31, 2003

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